UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2021

Chicken Soup for the Soul Entertainment, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38125	81- 2560811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 E. Putnam Avenue, Floor 2W, Cos Cob, CT	06807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 398-0443

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CSSE	The Nasdaq Stock Market LLC
9.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.0001 par value per share	CSSEP	The Nasdaq Stock Market LLC
9.50% Notes due 2025	CSSEN	The Nasdaq Stock Market LLC

EXPLANATORY NOTE

On May 27, 2021, Chicken Soup for the Soul Entertainment, Inc. (“Company”), a Delaware corporation, filed with the Securities and Exchange Commission a Current Report on Form 8-K (“Initial Form 8-K”) to disclose that it had completed the acquisition of the principal assets of Sonar Entertainment, Inc. (“SEI”) and certain of the direct and indirect subsidiaries of SEI (collectively, “Sonar”), pursuant to the terms of an asset purchase agreement, dated as of April 8, 2021, by and among the Company, Halcyon Television LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and, with respect to certain provisions, Parkside Entertainment Inc., a Canadian company, on the one hand, and Sonar, on the other hand. On June 11, 2021, the Company filed an amendment to the Initial Form 8-K to file financial statements and pro forma financial statements under Item 9.01 as noted below. The Company files this Amendment to file additional financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The Balance Sheets of Sonar Entertainment, Inc. as of December 31, 2020 and 2019 and the Statements of Operations and Comprehensive Loss, Statement of Stockholders’ Deficit, and Statement of Cash Flows for the years ended December 31, 2020 and 2019, and the related notes to the financial statements, were previously filed as Exhibit 99.1 to this Report.

The Balance Sheets of Sonar Entertainment, Inc. as of March 31, 2021 and 2020 and the Statements of Operations and Comprehensive Loss, Statement of Stockholders’ Deficit, and Statement of Cash Flows for the three months ended March 31, 2021 and 2020, and the related notes to the financial statements, are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

(b)	Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma financial information as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 were previously filed as Exhibit 99.2 to this Report.

(c)	Exhibits:

Exhibit	Description

99.1	Audited Consolidated Financial Statements of Sonar Entertainment, Inc. as of and for the years ended December 31, 2020 and 2019.*

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020.*

99.3	Unaudited Consolidated Financial Statements of Sonar as of and for the three months ended March 31, 2021 and March 31, 2020 (filed herewith)

*Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2021	CHICKEN SOUP FOR THE SOUL
ENTERTAINMENT, INC.

	By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer